SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 15, 2004
                                                          --------------

                             PROVIDENT BANCORP, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    0-25233                   80-0091851
           --------                    -------                   ----------
(State or Other Jurisdiction)    (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Rella Boulevard, Montebello, New York                               10901
-----------------------------------------                               -----
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:   (845) 369-8040
                                                      --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)






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Item 5. Other Events
        ------------

As previously reported, on March 14, 2004, Provident Bancorp, Inc. ("Provident" or the "Registrant") entered into a definitive merger agreement with Warwick Community Bancorp, Inc. ("Warwick"), pursuant to which the Registrant will acquire Warwick and its banking subsidiaries (the "Acquisition").

A copy of the merger agreement is being filed as Exhibit 99 to this Current Report.


Item 7. Financial Statements and Exhibits
        ---------------------------------

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

        Exhibit No.               Description
        -----------               -----------

           99 Agreement and Plan of Merger By and Between Provident Bancorp, Inc. and Warwick Community Bancorp, Inc., dated as of March 15, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    PROVIDENT BANCORP, INC.



Date:   March 16, 2004                        By:   /s/ Daniel Rothstein
                                                    ----------------------------
                                                    Daniel Rothstein
                                                    Executive Vice President and
                                                    Corporate Secretary

                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:


        Exhibit No.               Description
        -----------               -----------

           99 Agreement and Plan of Merger By and Between Provident Bancorp, Inc. and Warwick Community Bancorp, Inc., dated as of March 15, 2004